Exhibit 99.2

PRESS RELEASE

Contact Information: Kite Realty Group

Tyler Henshaw

SVP, Capital Markets & Investor Relations

317.713.7780

thenshaw@kiterealty.com

Kite Realty Group Announces Closing of

Offering of 3.25% Exchangeable Senior Notes due 2032

INDIANAPOLIS, July 02, 2026 - Kite Realty Group (NYSE: KRG) (the “Company”) announced today that its operating partnership, Kite Realty Group, L.P. (the “Operating Partnership”), has closed its previously announced offering (the “Offering”) of $345 million aggregate principal amount of 3.25% exchangeable senior notes due 2032 (the “Notes”), which includes $45 million aggregate principal amount of Notes issued pursuant to the full exercise by the initial purchasers of their overallotment option. The Notes were sold in a private placement to persons reasonably believed to be qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”).

The Notes are the Operating Partnership’s senior unsecured obligations and accrue interest payable semi-annually in arrears on April 15 and October 15 of each year, beginning on April 15, 2027, at a rate of 3.25% per year. The Notes will mature on April 15, 2032 (the “Maturity Date”), unless earlier exchanged, repurchased, or redeemed. Prior to the close of business on the business day immediately preceding January 15, 2032, the Notes are exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or common shares of beneficial interest, par value $0.01 per share, of the Company (the “Common Shares”) or a combination thereof, only upon certain circumstances and during certain periods. On or after January 15, 2032, the Notes will be exchangeable into cash up to the principal amount of the Notes exchanged and, if applicable, cash or Common Shares or a combination thereof at the option of the holders at any time prior to the close of business on the second scheduled trading day preceding the Maturity Date. The exchange rate initially equals 28.2466 Common Shares per $1,000 principal amount of Notes, which is equivalent to an exchange price of approximately $35.40 per Common Share and an exchange premium of approximately 22.5% based on the closing price of $28.90 per Common Share on June 29, 2026. The exchange rate is subject to adjustment upon the occurrence of certain events, but it will not be adjusted for any accrued and unpaid interest.

The Operating Partnership may redeem the Notes, at its option, in whole or in part, on any business day on or after July 20, 2029, if the last reported sale price of the Common Shares has been at least 130% of the exchange price then in effect for at least 20 trading days (whether or not consecutive) during any 30 consecutive trading day period ending on, and including, the trading day immediately preceding the date on which the Operating Partnership provides notice of redemption at a redemption price equal to 100% of the principal amount of the Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date (the “redemption price”). The Operating Partnership also has the right, at its election, to redeem all or any portion of the Notes at any time and from time to time at the redemption price to the extent necessary to preserve the Company’s status as a real estate investment trust for U.S. federal income tax purposes, as reasonably determined by the Company’s Board of Trustees. The Operating Partnership may also redeem the Notes, in whole but not in part, at any time in cash at the redemption price if the aggregate principal amount of Notes that remains outstanding at such time is less than 10% of the aggregate principal amount of Notes initially issued under the Indenture.

The Operating Partnership used a portion of the net proceeds from the Offering of the Notes to pay the cost of the Capped Call Transactions (defined below) described below. The Operating Partnership used or intends to use the remaining net proceeds from the Offering, together with the proceeds from its recent asset dispositions, to (i) repurchase approximately $30 million of the Company’s Common Shares concurrently with the pricing of the Offering in privately negotiated transactions through one of the initial purchasers of the Offering or its affiliates, as the Operating Partnership’s agent, and (ii) repay or redeem all of the Operating Partnership’s $300 million aggregate principal amount of 4.00% senior unsecured notes due 2026 at or prior to maturity.

In connection with the pricing of the Notes, the Operating Partnership entered into privately negotiated capped call transactions (the “Capped Call Transactions”) with certain financial institutions, including the initial purchasers of the Notes or their respective affiliates (the “Capped Call Counterparties”). The Capped Call Transactions cover, subject to anti-dilution adjustments substantially similar to those applicable to the Notes, the number of Common Shares underlying the Notes. The Capped Call Transactions are generally expected to reduce the potential dilution to holders of the Common Shares upon exchange of the Notes and/or offset the potential cash payments the Operating Partnership could be required to make in excess of the principal amount of any exchanged Notes upon exchange thereof, with such reduction and/or offset subject to a cap. The cap price of the Capped Call Transactions is initially $41.91, which represents a premium of approximately 45% over the last reported sale price of the Common Shares on the New York Stock Exchange on June 29, 2026, and is subject to anti-dilution adjustments under the terms of the Capped Call Transactions.

The Capped Call Counterparties or their respective affiliates may modify their hedge positions by entering into or unwinding various derivatives with respect to the Common Shares and/or purchasing or selling Common Shares or other securities of the Company or the Operating Partnership in secondary market transactions following the pricing of the Notes and prior to the maturity of the Notes (and are likely to do so (x) during any averaging period related to an exchange of the Notes, following any redemption of the Notes by the Operating Partnership or following any repurchase of the Notes by the Operating Partnership in connection with any fundamental change and (y) following any repurchase of the Notes by the Operating Partnership other than in connection with any such redemption or any such fundamental change if the Operating Partnership elects to unwind a corresponding portion of the Capped Call Transactions in connection with such repurchase). This activity could also cause or avoid an increase or a decrease in the market price of the Common Shares or the Notes, which could affect a noteholder’s ability to exchange the Notes, and, to the extent the activity occurs during any averaging period related to an exchange of the Notes, it could affect the number of Common Shares and value of the consideration that a noteholder will receive upon exchange of the Notes.

Neither the Notes nor the Common Shares issuable upon exchange of the Notes have been registered under the Securities Act or any state securities laws, and unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws. Accordingly, the Notes have been offered and sold only to persons reasonably believed to be qualified institutional buyers (as defined in Rule 144A under the Securities Act).

This press release does not constitute an offer to sell or a solicitation of an offer to buy, nor shall there be any offer or sale of the Notes or the Common Shares issuable upon exchange of the Notes in any jurisdiction in which the offer, solicitation or sale of the Notes or the Common Shares issuable upon exchange of the Notes would be unlawful prior to the registration or qualification thereof under the securities laws of any such state or jurisdiction.

About Kite Realty Group

Kite Realty Group is a real estate investment trust that owns and operates a high-quality portfolio of open-air shopping centers and mixed-use destinations. The Company’s portfolio is concentrated in high-growth Sun Belt and select strategic gateway markets. Publicly listed since 2004, KRG brings more than six decades of experience in developing, operating, and investing in real estate, using a disciplined, hands-on approach to enhance portfolio quality and maximize long-term value for all stakeholders. As of March 31, 2026, the Company owned interests in 169 U.S. open-air shopping centers and mixed-use assets, comprising approximately 27.3 million square feet of gross leasable space.

Safe Harbor

This release, together with other statements and information publicly disseminated by the Company, contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such statements are based on assumptions and expectations that may not be realized and are inherently subject to risks, uncertainties and other factors, many of which cannot be predicted with accuracy and some of which might not even be anticipated. Future events and actual results, performance, transactions or achievements, financial or otherwise, may differ materially from the results, performance, transactions or achievements, financial or otherwise, expressed or implied by the forward-looking statements.

Risks, uncertainties and other factors that might cause such differences, some of which could be material, include but are not limited to: economic, business, banking, real estate and other market conditions, particularly in connection with low or negative growth in the U.S. economy as well as economic uncertainty (including from an economic slowdown or recession, federal government shutdown, disruptions related to tariffs and other trade or sanction issues, geopolitical instability, rising interest rates, inflation, unemployment, or limited growth in consumer income or spending); financing risks, including the availability of, and costs associated with, sources of liquidity; the Company’s ability to refinance, or extend the maturity dates of, the Company’s indebtedness; the level and volatility of interest rates; the financial stability of the Company’s tenants; the competitive environment in which the Company operates, including potential oversupplies of, or a reduction in demand for, rental space; acquisition, disposition, development and joint venture risks, including the ability to complete them on the terms and timing anticipated; property ownership and management risks, including the relative illiquidity of real estate investments, and expenses, vacancies or the inability to rent space on favorable terms or at all; the Company’s ability to maintain the Company’s status as a real estate investment trust for U.S. federal income tax purposes; potential environmental and other liabilities; impairment in the value of real estate property the Company owns; the attractiveness of the Company’s properties to tenants; the actual and perceived impact of e-commerce on the value of shopping center assets, and changing demographics and customer traffic patterns; business continuity disruptions and a deterioration in the Company’s tenants’ ability to operate in affected areas or delays in the supply of products or services to the Company or its tenants from vendors that are needed to operate efficiently; risks related to the Company’s current geographical concentration of properties in the states of Texas, Florida, and North Carolina and the metropolitan statistical areas of New York, Atlanta, Seattle, Chicago, and Washington, D.C.; civil unrest, acts of violence, terrorism or war, acts of God, climate change, epidemics, pandemics, natural disasters and severe weather conditions, including such events that may result in underinsured or uninsured losses or other increased costs and expenses; changes in laws and government regulations, including governmental orders affecting the use of the Company’s properties or the ability of its tenants to operate, and the costs of complying with such changed laws and government regulations; possible changes in consumer behavior due to public health crises and the fear of future pandemics; the Company’s ability to satisfy environmental, social or governance standards set by various constituencies; insurance costs and coverage, especially in Florida and Texas coastal areas and North Carolina; risks associated with cyberattacks and the loss of confidential information and other business disruptions; risks associated with the use of artificial intelligence and related tools; other factors affecting the real estate industry generally; and other risks identified in reports the Company files with the Securities and Exchange Commission or in other documents that it publicly disseminates, including, in particular, the section titled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and in the Company’s quarterly reports on Form 10-Q. The Company undertakes no obligation to publicly update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.